Exhibit 99.B
EL PASO CORPORATION
Operating Statistics
First Quarter 2007

Page
Consolidated Statements of Income	2

Consolidated Operating Results
Consolidated Net Income	3
Segment Information	4

Business Segment Results

Pipelines
Earnings Before Interest Expense and Income Taxes	5
Throughput	6

Exploration and Production
Earnings Before Interest Expense and Income Taxes	7
Average Daily Volumes, Realized Prices and Costs Per Unit	8

Marketing
Earnings Before Interest Expense and Income Taxes	9
Operating Data	10

Power
Earnings Before Interest Expense and Income Taxes	11

Corporate and other
Earnings Before Interest Expense and Income Taxes	12

EL PASO CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per common share amounts)
(UNAUDITED)

	Three Months Ended
	March 31,
	2007	2006

Operating revenues	$1,022	$1,337

Operating expenses
Cost of products and services	55	62
Operation and maintenance	308	285
Gain on long-lived assets	(7)	—
Depreciation, depletion and amortization	271	250
Taxes, other than income taxes	60	57

	687	654

Operating income	335	683

Equity earnings and other income (expense)	(119)	73

Earnings before interest expense, income taxes, and other charges	216	756

Interest and debt expense	283	331

Income (loss) before income taxes	(67)	425

Income taxes (benefit)	(19)	124

Income (loss) from continuing operations	(48)	301

Discontinued operations, net of income taxes	677	55

Net income	629	356

Preferred stock dividends	9	10

Net income available to common stockholders	$620	$346

Earnings (losses) per common share
Basic
Income (loss) from continuing operations	$(0.08)	$0.44
Discontinued operations, net of income taxes	0.97	0.09

Net income per common share	$0.89	$0.53

Diluted
Income (loss) from continuing operations	$(0.08)	$0.42
Discontinued operations, net of income taxes	0.97	0.07

Net income per common share	$0.89	$0.49

Weighted average common shares outstanding
Basic	694	656

Diluted	694	724

EL PASO CORPORATION
CONSOLIDATED NET INCOME
(UNAUDITED)

	2007	2006
(In millions, except per common share amounts)	First	First	Second	Third	Fourth

Operating revenues	$1,022	$1,337	$1,089	$942	$913

Operating expenses
Cost of products and services	55	62	70	69	37
Operation and maintenance	308	285	338	319	377
(Gain) loss on long-lived assets	(7)	—	—	15	3
Depreciation, depletion and amortization	271	250	256	260	281
Taxes, other than income taxes	60	57	62	61	52

Total operating expenses	687	654	726	724	750

Operating income	335	683	363	218	163

Equity earnings and other income (expense)	(119)	73	75	89	86

Earnings before interest expense, income taxes and other charges	216	756	438	307	249

Interest and debt expense	283	331	316	294	287

Income (loss) before income taxes	(67)	425	122	13	(38)

Income taxes (benefit)	(19)	124	(12)	(98)	(23)

Income (loss) from continuing operations	(48)	301	134	111	(15)

Discontinued operations, net of income taxes	677	55	16	24	(151)

Consolidated net income (loss)	629	356	150	135	(166)

Preferred stock dividends	9	10	9	9	9

Net income (loss) available to common stockholders	$620	$346	$141	$126	$(175)

Basic earnings (losses) per common share	$0.89	$0.53	$0.21	$0.18	$(0.25)

Diluted earnings (losses) per common share	$0.89	$0.49	$0.21	$0.18	$(0.25)

Basic average common shares outstanding	694	656	671	693	693

Diluted average common shares outstanding	694	724	732	697	693

EL PASO CORPORATION
SEGMENT INFORMATION
(UNAUDITED)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Pipelines	$644	$643	$580	$582	$597
Exploration and Production	505	466	462	456	470
Marketing	(135)	205	18	(105)	(176)
Power	—	1	2	3	—
Corporate and other, including eliminations (1)	8	22	27	6	22

Consolidated total	$1,022	$1,337	$1,089	$942	$913

Depreciation, depletion and amortization
Pipelines	$94	$93	$93	$92	$92
Exploration and Production	170	146	156	163	180
Marketing	1	1	1	1	1
Power	—	—	1	—	1
Corporate and other (1)	6	10	5	4	7

Consolidated total	$271	$250	$256	$260	$281

Operating income (loss)
Pipelines	$324	$321	$251	$221	$270
Exploration and Production	177	191	161	138	135
Marketing	(136)	200	8	(113)	(186)
Power	(5)	(15)	(17)	(14)	(15)
Corporate and other (1)	(25)	(14)	(40)	(14)	(41)

Consolidated total	$335	$683	$363	$218	$163

Earnings (losses) before interest expense and income taxes (EBIT)
Pipelines	$364	$346	$286	$253	$302
Exploration and Production	179	199	163	141	137
Marketing	(135)	208	13	(108)	(184)
Power	18	3	10	38	31
Corporate and other (1)	(210)	—	(34)	(17)	(37)

Consolidated total	$216	$756	$438	$307	$249

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses. Refer to page 12 for details.

PIPELINES
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Operating revenues	$644	$643	$580	$582	$597

Operating expenses
Operation and maintenance	199	194	201	218	205
(Gain) loss on long-lived assets	(7)	—	—	15	—
Depreciation, depletion and amortization	94	93	93	92	92
Taxes, other than income taxes	34	35	35	36	30

Total operating expenses	320	322	329	361	327

Operating income	324	321	251	221	270

Equity earnings and other income	40	25	35	32	32

Earnings before interest expense and income taxes (EBIT)	$364	$346	$286	$253	$302

Discontinued Operations — ANR(1)
Operating revenues	$101	$194	$125	$120	$142
Operating expenses and other income	(957)	62	76	68	65

EBIT	$1,058	$132	$49	$52	$77

(1)	In December 2006, we agreed to sell our ANR pipeline Company, our Michigan storage assets and our 50-percent interest in Great Lakes Gas Transmission to TransCanada Corporation and its affiliates. We closed the transaction in February 2007 and recorded a gain of $1,007 million.

PIPELINES
THROUGHPUT
(Excludes Intrasegment Volumes)
(BBtu/d)

	2007	2006
	First	First	Second	Third	Fourth

Tennessee Gas Pipeline	5,084	4,936	4,508	4,500	4,201
Southern Natural Gas	2,339	2,151	2,064	2,307	2,146
El Paso Natural Gas (1)	4,226	4,094	4,093	4,484	4,343
Colorado Interstate Gas (2)	4,762	3,807	4,142	4,579	4,665
El Paso Gas Transmission Mexico, S. de R.L.	50	50	50	50	50

Total	16,461	15,038	14,857	15,920	15,405

Equity Investments (Ownership Percentage)
Citrus (50%)	887	892	1,103	1,148	892
Samalayuca & Gloria a Dios (50%)	217	215	223	227	220
San Fernando (50%)	475	475	475	475	475

Total	1,579	1,582	1,801	1,850	1,587

Total throughput	18,040	16,620	16,658	17,770	16,992

(1)	Including Mojave Pipeline Company (MPC)

(2)	Including Wyoming Interstate Company (WIC) and Cheyenne Plains Gas Pipeline (CPG)

EXPLORATION AND PRODUCTION
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Operating revenues
Natural gas	$408	$366	$326	$357	$357
Oil, condensate and natural gas liquids (NGL)	88	90	118	119	103
Other (1)	9	10	18	(20)	10

Total operating revenues	505	466	462	456	470

Operating expenses
Depreciation, depletion and amortization	170	146	156	163	180
Production costs	86	64	79	92	96
Cost of products and services	24	22	22	23	20
General and administrative expenses	46	42	41	38	35
Taxes, other than production and income taxes	2	1	3	2	3
Ceiling test	—	—	—	—	1

Total operating expenses	328	275	301	318	335

Operating income	177	191	161	138	135

Equity earnings and other income, net	2	8	2	3	2

Earnings before interest expense and income taxes (EBIT)	$179	$199	$163	$141	$137

(1)	Includes mark-to-market earnings / (losses) on derivatives not designated as accounting hedges.

EXPLORATION AND PRODUCTION
AVERAGE DAILY VOLUMES, REALIZED PRICES AND COSTS PER UNIT

	2007	2006
	First	First	Second	Third	Fourth

Natural Gas Sales Volumes (MMcf/d)
Onshore	321	297	303	308	312
Texas Gulf Coast	162	164	155	152	150
Gulf of Mexico and South Louisiana	134	91	112	138	154
International	13	26	19	19	14

Total Natural Gas Sales Volumes	630	578	589	617	630

Oil, Condensate and NGL Sales Volumes (MBbls/d)
Onshore	7	6	7	7	7
Texas Gulf Coast	4	5	5	5	5
Gulf of Mexico and South Louisiana	8	7	9	8	9
International	1	1	1	1	1

Total Oil, Condensate and NGL Sales Volumes	20	19	22	21	22

Equivalent Sales Volumes (MMcfe/d)
Onshore	363	334	345	349	354
Texas Gulf Coast	189	195	187	183	182
Gulf of Mexico and South Louisiana	182	133	165	189	209
International	16	32	22	23	17

Total Equivalent Sales Volumes	750	694	719	744	762

Unconsolidated Affiliate Volumes (Four Star Investment)
Natural Gas (MMcf/d)	54	50	49	48	52
Oil, Condensate and NGL (MBbls/d)	3	3	3	3	3
Total Equivalent Sales Volumes (MMcfe/d)	70	71	66	66	68

Weighted Average Realized Prices
Natural gas including hedges ($/Mcf)	$7.19	$7.03	$6.08	$6.30	$6.15
Natural gas excluding hedges ($/Mcf)	$6.46	$7.77	$6.34	$6.31	$6.21
Oil, condensate and NGL including hedges ($/Bbl)	$49.32	$51.25	$60.64	$60.81	$50.58
Oil, condensate and NGL excluding hedges ($/Bbl)	$50.07	$52.60	$60.64	$60.81	$50.58

Transportation costs
Natural gas ($/Mcf)	$0.31	$0.24	$0.22	$0.23	$0.24
Oil, condensate and NGL ($/Bbl)	$0.76	$1.25	$0.80	$0.71	$0.58

Cash operating costs ($/Mcfe)
Average lease operating costs	$0.95	$0.73	$0.87	$1.03	$1.12
Average production taxes	0.32	0.29	0.33	0.32	0.24

Total production costs	1.27	1.02	1.20	1.35	1.36
Average general and administrative expenses	0.69	0.67	0.62	0.57	0.50
Average taxes, other than production and income taxes	0.03	0.02	0.04	0.03	0.05

Total cash operating costs	$1.99	$1.71	$1.86	$1.95	$1.91

Unit of production depletion costs ($/Mcfe)	$2.40	$2.20	$2.24	$2.27	$2.45

MARKETING
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Gross margin	$(135)	$205	$18	$(105)	$(176)

Operating expenses
Operation and maintenance	—	3	9	6	10
Depreciation, depletion and amortization	1	1	1	1	1
Taxes, other than income taxes	—	1	—	1	(1)

Total operating expenses	1	5	10	8	10

Operating income (loss)	(136)	200	8	(113)	(186)
Other income	1	8	5	5	2

Earnings (loss) before interest expense and income taxes (EBIT)	$(135)	$208	$13	$(108)	$(184)

MARKETING
OPERATING DATA

	2007	2006
($ in millions)	First	First	Second	Third	Fourth

Price Risk Management Statistics
Forward Trading Book	$(917)	$(540)	$(523)	$(609)	$(433)

Average VAR (1)	$5	$11	$9	$6	$4

Physical Gas Delivery (BBtu/d)	1,098	1,230	1,194	1,252	1,217
Physical Power Sales (MMWh)	1,312	10,392	7,991	3,500	1,957
Financial Settlements (BBtue/d)	1,812	5,759	5,517	5,313	5,173

Analysis of Price Risk Management Activities and Forward Book

Trading Portfolio Value at Risk (VAR) (1)
One Day VAR-95% Confidence Level at 3/31/07	4
Average VAR-95% Confidence Level during 2007	5
High VAR-95% Confidence Level during 2007	6
Low VAR-95% Confidence Level during 2007	4

	March 31, 2007
	Forward	Return of Cash	Total Cash
	Trading Book	Collateral (2)	Expectations

Risk Management Assets and Liabilities
Mark to Market Value and Cash Liquidation
2007	$(149)	$5	$(144)
2008	(190)	76	(114)
2009	(171)	(13)	(184)
2010	(117)	8	(109)
2011	(97)	8	(89)
Remainder	(193)	6	(187)

Total	$(917)	$90	$(827)

(1)	VAR was calculated using the historical simulation methodology at a 95% confidence level and includes all MtM based trading contracts except for those trading contracts that relate to our E&P segment’s forecasted sales volumes.

(2)	Return of cash collateral includes margin posted against our production hedge payables that are included in Exploration and Production’s segment’s non-trading book.

POWER
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$(1)	$—	$—	$—	$(1)

Operating expenses
Operation and maintenance	4	14	16	14	10
Loss on long-lived assets	—	—	—	—	3
Depreciation, depletion and amortization	—	—	1	—	1
Taxes, other than income taxes	—	1	—	—	—

Total operating expenses	4	15	17	14	14

Operating loss	(5)	(15)	(17)	(14)	(15)

Equity earnings and other income	23	18	27	52	46

Earnings before interest expense and income taxes (EBIT)	$18	$3	$10	$38	$31

EBIT by Region:
Domestic Power	$—	$(6)	$(3)	$11	$8
International Power	21	10	16	20	5
Power G&A and Other	(3)	(1)	(3)	7	18

Total Power	$18	$3	$10	$38	$31

Discontinued operations
EBIT	$—	$(15)	$4	$(3)	$(4)

CORPORATE AND OTHER (1)
EARNINGS BEFORE INTEREST EXPENSE AND INCOME TAXES
(Excludes Intrasegment Transactions)

	2007	2006
(In millions)	First	First	Second	Third	Fourth

Gross margin and other revenue	$9	$9	$8	$(2)	$8

Operating expenses
Operation and maintenance	26	12	41	7	39
Depreciation, depletion and amortization	6	10	5	4	7
Taxes, other than income taxes	2	1	2	1	3

Total operating expenses	34	23	48	12	49

Operating loss	(25)	(14)	(40)	(14)	(41)

Equity earnings and other income (expense)	(185)	14	6	(3)	4

Earnings (losses) before interest expense and income taxes (EBIT)	$(210)	$—	$(34)	$(17)	$(37)

EBIT by Business Unit:
Telecom	$4	$2	$1	$(1)	$3
Corporate	(214)	(2)	(35)	(16)	(40)

Total EBIT	$(210)	$—	$(34)	$(17)	$(37)

(1)	Includes our corporate businesses, our telecommunications business and residual assets and liabilities of previously sold or discontinued businesses.